SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 25, 2002

M.D.C. Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-8951 (Commission File Number)	84-0622967 (IRS Employer Identification #)

3600 South Yosemite Street, Suite 900, Denver, CO 80237
(Address of Principal Executive Office)

(303) 773-1100
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

     On November 25, 2002, the Registrant received the Statement of Eligibility of Trustee on Form T-1 of U.S. Bank National Association, attached as Exhibit 25.1 to this Current Report on Form 8-K.

ITEM 7. EXHIBITS

25.1	Statement of Eligibility of Trustee of U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: November 26, 2002	By:	/s/ Joseph H. Fretz

Joseph H. Fretz Secretary and Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description

25.1	Statement of Eligibility of Trustee of U.S. Bank National Association.